American Beacon The London Company Income Equity Fund

Supplement dated March 5, 2013
to the
Prospectus dated December 31, 2012

The information below supplements the Prospectus dated December 31, 2012 and is in addition to any other supplement(s):

In the “Summary Section” section of the American Beacon The London Company Income Equity Fund under “Portfolio Managers” for American Beacon Advisors, Inc., Kirk L. Brown is replaced with the following:

Cynthia M. Thatcher
Portfolio Manager                                                Since 2013

In the “Fund Management” section- “The Manager”, the chart “Funds Under Management- Team Members”, is deleted and replaced with the following:

Funds Under Management	Team Members
Zebra Global Equity, Zebra Small Cap Equity, Flexible Bond, SiM High Yield Opportunities, The London Company Income Equity	Wyatt L. Crumpler and Gene L. Needles, Jr.
Zebra Global Equity, Zebra Small Cap Equity, Flexible Bond	Adriana R. Posada
SiM High Yield Opportunities	Kirk L. Brown
The London Company Income Equity	Cynthia M. Thatcher

In the “Fund Management” section- “The Manager”, the last paragraph is deleted and replaced with the following:
 Wyatt L. Crumpler is Chief Investment Officer. Mr. Crumpler joined the Manager in January 2007 as Vice President of Trust Investments and a member of the portfolio management team. Mr. Crumpler’s title was redesignated to Vice President, Asset Management in July 2009 and to Chief Investment Officer in February 2012. Gene L. Needles, Jr. has served as President and Chief Executive Officer of the Manager since April 2009 and has served on the portfolio management team since June 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009, President of AIM Distributors from 2003 to 2007 and CEO of AIM Distributors from 2004 to 2007. Adriana R. Posada is Senior Portfolio Manager, Asset Management, and became a member of the team in October 1998. Kirk L. Brown is Senior Portfolio Manager, Asset Management, and he has served on the portfolio management team since February 1994. Mr. Brown is a CFA Charterholder. Cynthia M. Thatcher is Portfolio Manager, and became a member of the portfolio management team upon joining the Manager in December 1999. Ms. Thatcher is a CFA Charterholder. Messrs. Crumpler and Needles are responsible for recommending sub-advisors to the Funds’ Board of Trustees.  Ms. Posada, Mr. Brown, Ms. Thatcher and Mr. Crumpler oversee the sub-advisors, review the sub-advisors’ performance and allocate the Funds’ assets among the sub-advisors, as applicable.  The Fund’s Statement of Additional Information (“SAI”) provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the funds they manage and their compensation.

All references to Thomas E. Megson are deleted from the prospectus.

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